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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event report) September 15, 2000
                                                       ------------------

                  First Union National Bank (as Representative
                                under a Sale and
     Servicing Agreement dated as of May 31, 1999 providing for the issuance of The Money Store Commercial Mortgage, Inc. Trust, Series 1999-1) and each of the Originators
                      listed on Schedule A attached hereto.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


            *                            333-32775                     *
--------------------------------------------------------------------------------
State or other jurisdiction             (Commission             (IRS Employer
    of incorporation)                   File Number)              ID Number)


         c/o First Union National Bank, 401 South Tryon Street - NC1179
                               Charlotte, NC 28288
         --------------------------------------------------------------
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (916) 617-2628

    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


*        See Schedule A

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Item 5            Other Events

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to the Note holders with respect to the September 15, 2000 through June 15, 2001 Remittance Dates.

Item 7            Financial Statements and Exhibits



Item 601 (a) of Regulation
S-K Exhibit Number
------------------

20.1 Monthly statements to the Note holders with respect to the September 15, 2000 through June 15, 2001 Remittance Dates.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Stephanie Callahan
Name:  Stephanie Callahan
Title: Assistant Vice President                             Dated: June 15, 2001


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                                  Exhibit Index


20.1 Monthly statements sent to the Note holders with respect to the September 15, 2000 through June 15, 2001 Remittance Dates.


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                                   Schedule A


                                            State of               IRS Employer
Registrant                                  Incorporation          ID Number
----------                                  -------------          ---------
TMS Mortgage Inc.                           New Jersey             22-3217781
The Money Store/D.C. Inc.                   D.C.                   22-2133027
The Money Store/Kentucky Inc.               Kentucky               22-2459832
The Money Store Home Equity Corp.           Kentucky               22-2522232
The Money Store/Minnesota Inc.              Minnesota              22-3003495